Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments and Risk Management
Financial Instruments and Risk Management
Financial Instruments
The Company’s financial instruments include cash and cash equivalents, accounts receivable, restricted cash, accounts payable and accrued liabilities, short-term debt, long-term debt, derivatives, portions of other assets and other long-term liabilities. Derivative instruments are measured at fair value through profit or loss (”FVTPL”). The Company’s remaining financial instruments are measured at amortized cost. For financial instruments measured at amortized cost, the carrying values approximate their fair value with the exception of long-term debt.
The following table summarizes the Company’s financial instruments that are carried at fair value in the consolidated balance sheets:

Financial Instruments at Fair Value
($ millions)	December 31, 2018	December 31, 2017
Commodity contracts – fair value through profit or loss (“FVTPL”)
Natural gas(1)	(9)	(13)
Crude oil(2)	89	(57)
Foreign currency contracts – FVTPL
Foreign currency forwards	(1)	1
Other assets – FVTPL	1	1
Derivatives designated as a cash flow hedge - forward starting swaps	(14)	—
Hedge of net investment(3)(4)	(846)	(584)
End of year	(780)	(652)

(1)
Natural gas contracts includes a $10 million decrease at December 31, 2018 (December 31, 2017 – $3 million decrease) to the fair value of held-for-trading inventory, recognized in the consolidated balance sheets, related to third party physical purchase and sale contracts for natural gas held in storage. Total fair value of the related natural gas storage inventory was $15 million at December 31, 2018 (December 31, 2017 – $5 million).

(2)
Crude oil contracts includes a $67 million increase at December 31, 2018 (December 31, 2017 – $5 million increase) to the fair value of held-for-trading inventory, recognized in the consolidated balance sheets, related to third party crude oil physical purchase and sale contracts. Total fair value of the related crude oil inventory was $185 million at December 31, 2018 (December 31, 2017 – $232 million).

(3)	Hedging instruments are presented net of tax.

(4)
Represents the translation of the Company’s U.S. dollar denominated long-term debt designated as a hedge of the Company’s net investment in selected foreign operations with a U.S. dollar functional currency.

The fair value of long-term debt represents the present value of future cash flows associated with the debt. Market information, such as treasury rates and credit spreads, are used to determine the appropriate discount rates. These fair value determinations are compared to quotes received from financial institutions to ensure reasonability. At December 31, 2018, the carrying value of the Company’s long-term debt was $5.5 billion and the estimated fair value was $5.7 billion (December 31, 2017 – carrying value of $5.2 billion, estimated fair value of $5.6 billion).
All financial assets and liabilities are classified as Level 2 fair value measurements. During the year ended December 31, 2018, there were no transfers between Level 1 and Level 2 fair value measurements, and no transfers into or out of Level 3 fair value measurements.
Risk Management Overview
The Company is exposed to risks related to the volatility of commodity prices, foreign exchange rates and interest rates. It is also exposed to financial risks related to liquidity, credit and contract risks. Risk management strategies and policies are employed to ensure that any exposures to risk are in compliance with the Company’s business objectives and risk tolerance levels. Responsibility for the oversight of risk management is held by the Company’s Board of Directors and is implemented and monitored by senior management within the Company.
Responsibility for risk management is held by the Company’s Board of Directors and is implemented and monitored by senior management within the Company.

a)	Market Risk
i)Commodity Price Risk Management
The Company uses derivative commodity instruments from time to time to manage exposure to price volatility on a portion of its crude oil and natural gas production, and it also uses firm commitments for the purchase or sale of crude oil and natural gas. These contracts meet the definition of a derivative instrument and have been recorded at their fair value in accounts receivable, inventory, other assets, accounts payable and accrued liabilities and other long-term liabilities. All derivatives are measured at fair value through profit or loss other than non-financial derivative contracts that meet the Company’s own use requirements.
At December 31, 2018, the Company was party to crude oil purchase and sale derivative contracts to mitigate its exposure to fluctuations in the benchmark price between the time a sales agreement is entered into and the time inventory is delivered. The Company was also party to third party physical natural gas purchase and sale derivative contracts in order to mitigate commodity price fluctuations. For the year ended December 31, 2018, the net unrealized gain recognized on the derivative contracts was $150 million (2017 - net unrealized loss of $56 million).

II)	Foreign Exchange Risk Management
The Company’s results are affected by the exchange rates between various currencies and the Company’s functional currency in Canadian dollars. As the majority of the Company’s revenues are denominated in U.S. dollars or based upon a U.S. benchmark price, fluctuations in the value of the Canadian dollar relative to the U.S. dollar may affect revenues significantly. To limit the exposure to foreign exchange risk, the Company hedges against these fluctuations by entering into short-dated foreign exchange contracts to fix the exchange rate for conversion of U.S. revenue dollars.
Foreign exchange fluctuations will result in a change in value of the U.S. dollar denominated debt and related finance expense when expressed in Canadian dollars. At December 31, 2018, the Company had designated US$2.7 billion denominated debt as a hedge of the Company’s selected net investments in its foreign operations with a U.S. dollar functional currency (December 31, 2017 – US$2.7 billion). For the year ended December 31, 2018, the unrealized loss arising from the translation of the debt was $262 million (December 31, 2017 – unrealized gain of $243 million), net of tax recovery of $41 million (December 31, 2017 – expense of $38 million), which was recorded in hedge of net investment within OCI.

III)	Interest Rate Risk Management
The Company is exposed to fluctuations in short-term interest rates as the Company maintains a portion of its debt capacity in revolving and floating rate bank facilities and commercial paper and invests surplus cash in short-term debt instruments and money market instruments. The Company is also exposed to interest rate risk when fixed rate debt instruments are maturing and require refinancing or when new debt capital needs to be raised.
By maintaining a mix of both fixed and floating rate debt, the Company mitigates some of its exposure to interest rate changes. The optimal mix maintained will depend on market conditions. The Company may also enter into fair value or cash flow hedges using interest rate swaps.
On December 4, 2018, the Company entered into cash flow hedges using forward interest rate swaps to fix the underlying U.S. $500 million 10-year note fixed rate to December 15, 2019. There was no ineffective portion as at December 31, 2018. For the year ended December 31, 2018, the unrealized loss arising from the recognition of the swaps was $11 million (December 31, 2017 - nil), net of tax recovery of $3 million, which was recorded in OCI.
The forward starting swaps have the following terms and fair value as at December 31, 2018.

	As at December 31, 2018
Forward Starting Swaps	Swap Rate(1)	Notional Amount (U.S. $ millions)	Fair Value ($ million)
($ millions)
Swap Maturity
December 15, 2029	2.999%	250	(7)
December 15, 2029	3.000%	250	(7)

(1)	Weighted average rate.
At December 31, 2018, the balance in other reserves related to the accrued gain from unwound forward starting interest rate swaps designated as a cash flow hedge was $13 million (December 31, 2017 – $15 million), net of tax of $4 million (December 31, 2017 – net of tax of $5 million). The amortization of the accrued gain upon settling the interest rate swaps resulted in an offset to finance expense of $2 million for the year ended December 31, 2018 (December 31, 2017 – $2 million).
Offsetting Financial Assets and Liabilities
The tables below outline the financial assets and financial liabilities that are subject to set-off rights and related arrangements, and the effect of those rights and arrangements on the consolidated balance sheets:

	As at December 31, 2018
Offsetting Financial Assets and Liabilities ($ millions)	Gross Amount	Amount Offset	Net Amount
Financial Assets
Financial derivatives	188	(120)	68
Normal purchase and sale agreements	625	(335)	290
End of year	813	(455)	358
Financial Liabilities
Financial derivatives	(107)	62	(45)
Normal purchase and sale agreements	(756)	307	(449)
End of year	(863)	369	(494)

	As at December 31, 2017
Offsetting Financial Assets and Liabilities ($ millions)	Gross Amount	Amount Offset	Net Amount
Financial Assets
Financial derivatives	150	(111)	40
Normal purchase and sale agreements	639	(280)	359
End of year	789	(391)	399
Financial Liabilities
Financial derivatives	(246)	122	(123)
Normal purchase and sale agreements	(933)	353	(581)
End of year	(1,179)	475	(704)

Market Risk Sensitivity Analysis
A sensitivity analysis for commodities, foreign currency exchange and interest rate risks has been calculated by increasing or decreasing commodity prices, foreign currency exchange rates or interest rates, as appropriate. These sensitivities represent the increase or decrease in earnings before income taxes resulting from changing the relevant rates, with all other variables held constant. These sensitivities have only been applied to financial instruments held at fair value. The Company’s process for determining these sensitivities has not changed during the year.

Commodity Price Risk(1)
($ millions)	10% price increase	10% price decrease
Crude oil price	26	(26)
Natural gas price	(9)	9

Foreign Exchange Rate(2)	Canadian dollar $0.01 increase	Canadian dollar $0.01 decrease
($ millions)
U.S. dollar per Canadian dollar	1	(1)

Interest Rate(3)	100 basis point increase	100 basis point decrease
($ millions)
LIBOR	61	(61)

(1)	Based on average crude oil and natural gas market prices as at December 31, 2018.

(2)	Based on the U.S./Canadian dollar exchange rate as at December 31, 2018.

(3)	Based on the U.S. LIBOR as at December 31, 2018.

b)	Financial Risk
i)Liquidity Risk Management
Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. Liquidity risk also includes the risk of not being able to liquidate assets in a timely manner at a reasonable price. The Company’s processes for managing liquidity risk include ensuring, to the extent possible, that it has access to multiple sources of capital including cash and cash equivalents, cash from operating activities, undrawn credit facilities and capacity to raise capital from various debt and equity capital markets under its shelf prospectuses. The Company prepares annual capital expenditure budgets, which are monitored and updated as required. In addition, the Company requires authorizations for expenditures on projects, which assists with the management of capital.
Since the Company operates in the Upstream oil and gas industry, it requires significant cash to fund capital programs necessary to maintain or increase production, develop reserves, acquire strategic oil and gas assets and repay maturing debt. The Company’s Upstream capital programs are funded principally by cash provided from operating activities and issuances of debt and equity. During times of low oil and gas prices, a portion of capital programs can generally be deferred. However, due to the long cycle times and the importance to future cash flow of maintaining the Company’s production, it may be necessary to utilize alternative sources of capital to continue the Company’s strategic investment plan during periods of low commodity prices. As a result, the Company frequently evaluates the options available with respect to sources of short and long-term capital resources. Occasionally, the Company will economically hedge a portion of its production to protect cash flow in the event of commodity price declines.
The Company had the following available credit facilities as at December 31, 2018:

Credit Facilities
($ millions)	Available	Unused
Operating facilities(1) (note 13)	900	461
Syndicated bank facilities(2) (note 15)	4,000	3,800
End of year	4,900	4,261

(1)	Consists of demand credit facilities.

(2)	Commercial paper outstanding is supported by the Company’s Syndicated credit facilities.
In addition to the credit facilities listed above, the Company had unused capacity under the Canadian Shelf Prospectus of $3.0 billion and unused capacity under the U.S Shelf Prospectus and related U.S registration statement of US$3.0 billion. The ability of the Company to raise additional capital utilizing these Shelf Prospectuses is dependent on market conditions.
The Company believes it has sufficient funding through the use of these facilities and access to the capital markets to meet its future capital requirements.
ii) Credit and Contract Risk Management
Credit and contract risk represent the financial loss that the Company would suffer if a counterparty in a transaction fails to meet its obligations in accordance with the agreed terms. The Company actively manages its exposure to credit and contract execution risk from both a customer and a supplier perspective. The Company’s accounts receivables are broad based with customers in the energy industry and midstream and end user segments and are subject to normal industry risks. The Company’s policy to mitigate credit risk includes granting credit limits consistent with the financial strength of the counterparties and customers, requiring financial assurances as deemed necessary, reducing the amount and duration of credit exposures and close monitoring of all accounts. The Company had one external customer that constituted more than 10 percent of gross revenues during the years ended December 31, 2018 and December 31, 2017. Sales to this customer were approximately $4.2 billion for the year ended December 31, 2018 (December 31, 2017 – $3.3 billion).
Cash and cash equivalents include cash bank balances and short-term deposits maturing in less than three months. The Company manages the credit exposure related to short-term investments by monitoring exposures daily on a per issuer basis relative to predefined investment limits.
The carrying amounts of cash and cash equivalents, accounts receivable and restricted cash represent the Company’s maximum credit exposure.
The Company’s accounts receivable was aged as follows at December 31, 2018:

Accounts Receivable Aging
($ millions)	December 31, 2018
Current	1,140
Past due (1 – 30 days)	139
Past due (31 – 60 days)	42
Past due (61 – 90 days)	16
Past due (more than 90 days)	57
Provision for expected credit losses	(39)
1,355

The Company recognizes a valuation provision when collection of accounts receivable is in doubt. Accounts receivable are impaired directly when collection of accounts receivable is no longer expected. For the year ended December 31, 2018, the Company wrote off $3 million (December 31, 2017 – $1 million) of uncollectible receivables.